UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 26, 2004



                           CAMDEN NATIONAL CORPORATION
               (Exact name of Registrant as specified in charter)




          MAINE                     01-28190                    01-0413282
(State or other jurisdiction        (Commission                 (IRS employer
      of incorporation)             File Number)             Identification No.)




         Two Elm Street, Camden, Maine                           04843
      (Address of principal executive offices)                 (Zip Code)


                                 (207) 236-8821
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition

Camden National Corporation issues a press release on October 26, 2004 announcing earnings for the third quarter of 2004.




Item 9.01 - Financial Statements and Exhibits


            (c)        Exhibits.

                       99.1        Third quarter 2004 earnings press release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

      CAMDEN NATIONAL CORPORATION



    By:    /s/ Gregory A. Dufour                    Date: October 26, 2004
           ----------------------------------
          Gregory A. Dufour
          Chief Banking Officer and Principal
          Financial & Accounting Officer